UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2026

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 3030 Winnemucca, Nevada	89446
(Address of Principal Executive Offices)	(Zip Code)

(775) 304-0260
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Chairman

On May 7, 2026, the Board of Directors (the “Board”) of Hycroft Mining Holding Corporation (the “Company”) appointed Diane R. Garrett as Executive Chairman of the Board. Ms. Garrett is the Company’s current Chief Executive Officer.

Appointment of Lead Independent Director

On May, 7, 2026, Thomas S. Weng, the Company’s former Chairman of the Board, was appointed as Lead Independent Director of the Board.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2026, the Company held its 2026 virtual annual meeting of stockholders (the “Annual Meeting”), to vote on the following matters:

1. Election of Directors

Each of the following six nominees was elected to serve on the Company’s Board, in accordance with the voting results listed below, to serve until the Company’s 2026 annual meeting of stockholders or until their successor is elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Diane R. Garrett	45,817,437	3,843,815	29,662	16,040,120
Sean D. Goodman	46,123,910	3,526,368	40,636	16,040,120
Michael J. Harrison	42,343,635	7,308,368	38,911	16,040,120
David C. Naccarati	45,823,545	3,841,330	26,039	16,040,120
Thomas S. Weng	44,147,259	5,517,732	25,923	16,040,120

2. Ratification of Auditors

Stockholders voted to ratify the Audit Committee’s appointment of Baker Tilly US LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
65,146,961	517,658	66,415	-

Item 7.01. Regulation FD Disclosure.

On May 11, 2026, the Company issued a press release announcing the appointments of Ms. Garrett as Executive Chairman and Mr. Weng as Lead Independent Director.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2026	Hycroft Mining Holding Corporation

	By:	/s/ Rebecca A. Jennings
Rebecca A. Jennings Senior Vice President and General Counsel